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                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT

            WALSAFE (CA) QRS 11-1, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME WALSAFE (CA) QRS 11-1, INC.

            QRS 11-2 (AR), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF ARKANSAS AND DOING BUSINESS UNDER THE NAME QRS 11-2 (AR), INC.

            QRS 11-3 (MD), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AND DOING BUSINESS UNDER THE NAME ORS 11-3 (MD), INC.

            QRS 11-5 (TX), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME OF QRS II -5 (TX), INC.

            PLANO (TX) ORS 11-7, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME PLANO (TX) QRS 11-7, INC.

            NEOSERV (CO) ORS 11-8, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO AND DOING BUSINESS UNDER THE NAME NEOSERV (CO) QRS 11-8, INC.

            BELMET (IL) ORS 11-9, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS AND DOING BUSINESS UNDER THE NAME BELMET (IL) QRS 11-9, INC.

            BVS (NY) QRS 11-10, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME BVS (NY) ORS 11-10, INC.

            MMI (SC) QRS 11-11, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF SOUTH CAROLINA AND DOING BUSINESS UNDER THE NAME MMI (SC) QRS 11-11, INC.

            QRS 11-12 (FL), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA AND DOING BUSINESS UNDER THE NAME QRS 11-12 (FL), INC.

            QRS 11-14 (NC), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA AND DOING BUSINESS UNDER THE NAME QRS 11-14, (NC), INC.

            BOOKS (CT) QRS 11-15, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CONNECTICUT AND DOING BUSINESS UNDER THE NAME BOOKS (CT) QRS 11-15, INC.

            QRS 11-17 (NY), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME QRS 11-17 (NY), INC.

            BBC (NE) QRS 11-18, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEBRASKA AND DOING BUSINESS UNDER THE NAME BBC (NE) QRS 11-18, INC.

            UNITECH (IL) QRS 11-19, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS AND DOING BUSINESS UNDER THE NAME UNITECH (IL) QRS 11-19, INC.

            QRS 11-20 (UT), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH AND DOING BUSINESS UNDER THE NAME QRS 11-20. (UT), INC.

            SFC (TN) QRS 11-21, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE AND DOING BUSINESS UNDER THE NAME SFC (TN) QRS 11-21, INC.

            PETS (TX) QRS 11-23, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME PETS (TX) QRS 11-23, INC.

            ELWA-BV (NY) QRS 11-24, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME ELWA-BV (NY) QRS 11-24, INC.

            GENA (CA) QRS 11-25, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME GENA (CA) QRS 11-25, INC.

            BN (MA) QRS 11-26, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MASSACHUSETTS AND DOING BUSINESS UNDER THE NAME BN (MA) QRS 11-26, INC.

            QRS 11-27 (OH), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO AND DOING BUSINESS UNDER THE NAME QRS 11-27 (OH), INC.

            ALP (TX) QRS 11-28, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME ALP (TX) QRS 11-28, INC.


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                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)

            QRS 11-29 (TX), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME QRS 11-29 (TX), INC.

            CFP (MD) ORS 11-30, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AND DOING BUSINESS UNDER THE NAME CFP (MD) QRS 11-30, INC.

            NEENAH (WI) QRS 11-31, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF WISCONSIN AND DOING BUSINESS UNDER THE NAME NEENAH (WI) QRS 11-31, INC.

            CTC (VA) QRS 11-32, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF VIRGINIA AND DOING BUSINESS UNDER THE NAME CTC (VA) QRS 11-32, INC.

            CFP (MD) QRS 11-33, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AND DOING BUSINESS UNDER THE NAME CFP (MD) ORS 11-33, INC.

            ADS (CA) QRS 11-34, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME ADS (CA) QRS 11-34, INC.

            DELMO (PA) QRS 11-36, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF PENNSYLVANIA AND DOING BUSINESS UNDER THE NAME DELMO (PA) QRS 11-36, INC.

            CARDS (CA) QRS 11-37, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CARDS (CA) QRS 11-37, INC.

            SFC (TX) QRS 11-38, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME SFC (TX) QRS 11-38, INC.

            QRS 12-14 (AL), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF ALABAMA AND DOING BUSINESS UNDER THE NAME QRS 12-14 (AL), INC.

            AUTO (FL) QRS 11-39, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA AND DOING BUSINESS UNDER THE NAME AUTO (FL) QRS 11-39, INC.

            CPFLOAN (MD) QRS 11-40, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AND DOING BUSINESS UNDER THE NAME CPFLOAN (MD) QRS 11-40, INC.

            QRS 11-PAYING AGENT, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME QRS 11-PAYING AGENT, INC.

            ADS2 (CA) QRS 11-41, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME ADS2 (CA) QRS 11-41, INC.

            MICRO (CA) QRS 11-43, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME MICRO (CA) QRS 11-43, INC.

            HUM (DE) QRS 11-45, INC. A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME HUM (DE) QRS 11-45, INC.

            COMP (TX) QRS 11-42, INC. A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME COMP (TX) QRS 11-42, INC.

            OVEN (DE) QRS 11-46, INC. A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME OVEN (DE) QRS 11-46, INC.

            SCAN (OR) QRS 11-47, INC. A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME SCAN (OR) QRS 11-47, INC.

            TSR (TX) QRS 11-48, INC. A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME TSR (TX) QRS 11-48, INC.

            LOGIC (UK) QRS 11-49, INC. A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME LOGIC (UK) QRS 11-49, INC.

            CIP FINANCE COMPANY (UK) QRS 11-50, INC. A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CIP FINANCE COMPANY (UK) QRS 11-50, INC.

            ISA JERSEY QRS 11-51, INC. A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ISA JERSEY QRS 11-51, INC.


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                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)

            PACK (UK) QRS 11-52, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PACK (UK) QRS 11-52, INC.

            UK PACK LLC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME UK PACK LLC.

            LEARN (IL) QRS 11-53, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME LEARN (IL) QRS 11-53 INC.

            BEST (MULTI) QRS 11-55, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME BEST (MULTI) QRS 11-55, INC.

            PLEX (WI) QRS 11-56 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PLEX (WI) QRS 11-56 INC.

            WISCO (WI) LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME WISCO (WI) LIMITED PARTNERSHIP.


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